June 2012 Investor Presentation Leading Home Health & Hospice clinical quality innovative care models better communities Exhibit 99.1

Forward-looking Statements
This presentation may include forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on
Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on
Form 8-K, copies of which are available on the Amedisys internet website at (800) 467-2662.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
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www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we have
posted additional important
information such as press releases,
profiles concerning our business and
clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-critical
information regarding the Company in
advance of or in lieu of distributing a
press release or a filing with the SEC
disclosing the same information.
or by contacting the Amedisys Investor Relations department http://www.amedisys.com

Company Overview

•
Founded in 1982, publicly listed 1994
•
525 care centers in 38 states
•
16,600 employees
•
$1.5 billion in 2011 revenue
•
Largest provider of skilled home health
services
•
4
th
largest hospice business
•
83% of revenue is Medicare
1
For the quarter ended March 31, 2012
Revenue Mix

Care Center Locations 2012

437 - Home health care centers
88 - Hospice care centers
2 - Hospice inpatient units
*As of March 31, 2012
Counties 3,143 1,375 44%
65+ Population 40.9 M 25.1 M 61%
AMED U.S.

5 Medicare Reimbursement¹ Amedisys Revenue 1 2008 industry cut was 2.9%, however due to other HHRG changes overall reimbursement was budget neutral.

Washington Update 6 Issues • Supreme Court Ruling • Sequestration • Rebasing • Hospice issues • Copay Industry Groups • NAHC • Partnership • Alliance

Favorable Long Term Trends
•
Compelling demographics
•
Patient preference
•
Low cost of care delivery
•
Increased payor and hospital focus
7
*Source: Hospital numbers are from US Census Bureau, others from MedPac March 2012 report
Hospital LTAC IRF SNF Hospice
Home
Health
Average Cost of Stay $10,043 $38,582 $17,085 $10,833 $11,217 $5,706
Average Length of Stay 5 days 27 days 13 days 27 days 86 days 120 days
Average Per Diem Cost $1,853 $1,450 $1,304 $400 $130 $48

Today and Tomorrow

Traditional
HHC & HSP
Care
Management
Solutions
• Fee for service
• High volume / low
margins
• Technology investments
to drive efficiency
• Need for scale
• Clinical quality
• Superior outcomes
• Partnering with payors and
other providers
• Clinical management
technology
• Partner connectivity
• Risk-bearing partnerships

Post Acute Care Challenges Today

Poor care coordination
Misaligned incentives
Poor communication
Multiple conditions
Numerous physicians
Polypharmacy
Physicians
Hospital
Post Acute
Facilities
Payors
Home
Health
Patient
Home
Hospice
Patient
Key Issues

Post Acute – ACO / Bundling

•
Aligned incentives
•
Data exchange
•
Communications
•
Care Protocol
Healthcare at home
AMS3
Mercury Doc
Hospital partnerships
Managed care business
CMS Bundled payment
pilot
Hospital
Physicians
Post Acute
Facilities
Payors Patient
Home
Home
Health
Hospice
AMED Initiatives

Post Acute – Value Enhancement

Med. reconciliation
Multidisciplinary care
Telemonitoring
Focus on readmissions
Telefax
Connectivity – Mercury Doc
Pre-discharge planning
Facility Care Coordination
Agreements
Reporting
Facilities
Physician
Payors
Patient
Home
CARE TRANSITIONS
CARE MANAGEMENT
CARE COORDINATION

Home Health/Hospice Medicare Spend

Source: Home Health is from CBO March 2012 Baseline report; Hospice is from CBO March 2010 Baseline report and applied growth rate in
Others section of March 2012 Baseline report.
Hospice CAGR = 6.7%
Home Health CAGR = 5.1%
$19
$20
$21
$22
$23
$24
$26
$28
$30
$15
$16
$17
$18
$19
$21
$22
$23
$
$10
$30
$40
$50
$60
2011 2012 2013 2014 2015 2016 2017 2018 2019
Medicare Reimbursement
Home Health Hospice
$14
$20

Market Share – Medicare Revenue

Sources: Company financials, Medicare claims data
6.7%
2.6%
4.5%
1.5%
49.8%
20.0%
15.0%
Home Health
Amedisys
LHCG Gentiva Almost Family
For Profit
Non Profit Hospital Based
1.5%
0.3%
5.5%
7.4%
31.2%
44.0%
10.0%
Hospice
Amedisys LHCG
Gentiva
Chemed (Vitas only) For Profit
Non Profit
Hospital Based

Business Fundamentals 14 Clinical Excellence Growth Efficiency

Clinical Excellence

•
Clinical Outcomes
– Exceeded or met 8 out of 8 outcomes vs. footprint of reported measures
*
Lower % is better
Source:  Medicare
Amedisys vs. Footprint – Outcomes December 2011
59
52
66
69
70
92
53
28
54
51
62
65
58
90
44
28
0
10
20
40
50
60
70
80
90
100
Ambulation Transferring
Bathing Pain Breathing Surgical Wounds Mgmt of Oral
Meds
Acute Care
Hospitalization*
Amedisys Footprint
30
Clinical
Excellence
Growth
Efficiency

Clinical Excellence
•
Survey Questions
– Exceeded all 5 survey questions vs. footprint of reported measures
Growth
Efficiency
Clinical
Excellence
89
87
84
85
81
87
86
83
84
79
74
76
78
80
82
84
86
88
90
Professional care Communicated well Discussed Meds, pain,
safety
Rating of 9 or 10 Recommend
Survey Questions September 2011
Amedisys Footprint

•
Clinical leadership investment
•
Enhanced clinical processes
– Telemonitoring
– Patient care conferences
– Medical director
involvement
•
Specialty Programs
–
Speech language
–
Behavioral health
–
Balanced for Life
•
Future technology upgrades
– Patient-specific care
treatment
Clinical Excellence
Growth
Efficiency
Clinical
Excellence

Growth

•
Managed Care
•
Care coordination relationships with hospitals and health
systems
•
Market-specific sales plans / CRM tool
•
Home health/hospice opportunities
Growth
Efficiency
Clinical
Excellence

Operational Efficiency

•
Leadership training
•
Hospice point-of-care
•
Managing functional assessments
•
Industry leading operating system (AMS)
–
Technical
–
Economic
–
Strategic
•
Portfolio rationalization
–
Clinical
–
Quality
–
Connectivity
Growth
Efficiency
Clinical
Excellence

Inquiry/Investigations 20 • SFC/SEC/DOJ • Other

Financial Review 21

Financial Highlights 22 $ - $2.00 $4.00 $6.00 $8.00 $10.00 $ - $300 $600 $900 $1,200 $1,500 $1,800 2004 2005 2006 2007 2008 2009 2010 2011 2012 Revenue Projected Revenue EPS Projected EPS

Summary Financial Results
($ in millions, except per share data)
2010
(1) (2)
2011
(1) (2)
1Q11
(3)
1Q12
(3)
Continuing Operations
Net Revenue $ 1,597 $ 1,466 $ 359 $ 371
Gross Margin % 50.1% 46.6% 47.9% 43.8%
EBITDA $ 256 $ 156 $ 39 $ 23
EBITDA Margin 16.0% 10.7% 10.9% 6.3%
Fully-diluted EPS $4.61 $2.27 $0.53 $0.18
(1)The financial results for the years 2011 and 2010 are adjusted for certain items incurred in 2011 and 2010 and should be considered non-GAAP financial measures.  A reconciliation of these non-GAAP financial measures is included as Exhibit 99.2 to our Form 8-K filed with the Securities and Exchange Commission on June 6, 2012.
(2) Results as reported in our Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on February 28, 2012.
(3) Results as reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 as filed with the Securities and Exchange Commission on May 9, 2012.

Summary Division Results

($ in millions)
2010
(1)
2011
(1)
1Q11
(2)
1Q12
(2)
Home Health
Net Revenue $ 1,458 $ 1,248 $ 321 $ 302
Gross Margin % 51% 47% 48% 43%
Hospice
Net Revenue $    139 $    218 $  38 $  69
Gross Margin % 47% 46% 48% 47%
Continuing Operations
(2) Results as reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 as filed with the Securities and Exchange Commission on May 9, 2012.
(1) Results as reported in our Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on February 28, 2012.
addition, 2010 net revenue is adjusted $3.7 million for the Georgia indigent care liability settlement.
For 2010 and 2011, net revenue is adjusted for a CMS bonus payment as the result of the pay for performance demonstration of $3.6 and $4.7 million, respectively.  In

Summary Operating Statistics
(Numbers in thousands, except rev. per
episode)
2010
(1)
2011
(1)
1Q11
(2)
1Q12
(2)
Home Health
Total visits 8,899 8,335 2,107 2,130
Episodic-based
admissions
248 234 61 60
Completed episodes 416 392 98 95
Revenue per episode $3,312 $3,005 $3,028 $2,854
Statistics are for continuing operations only.
(1) Results as reported in our Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on February 28, 2012.
(2) Results as reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 as filed with the Securities and Exchange Commission on May 9, 2012.

Summary Operating Statistics

2010
(1)
2011
(1)
1Q11
(2)
1Q12
(2)
Hospice
Total admissions 11,275 15,889 3,163 4,902
Daily census 2,832 4,197 3,125 5,190
Average length of stay 88 88 88 91
Statistics are for continuing operations only.
(1) Results as reported in our Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on February 28, 2012.
(2) Results as reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 as filed with the Securities and Exchange Commission on May 9, 2012.

Summary Balance Sheet
Assets Dec. 31, 2011 Mar. 31, 2012
Cash $         48 $        41
Accounts Receivable, Net 148 162
Property and Equipment 148 144
Goodwill 335 335
Other 179 173
Total Assets $       858    $      855
Liabilities and Equity
Debt $       145 $      137
All Other Liabilities 193 188
Equity 520 530
Total Liabilities and Equity $       858    $      855
Leverage Ratio 1.0x 1.1x
Days Sales Outstanding 35 38
($ in millions)

Liquidity
Available line of credit (LOC): 3/31/12 =  $230M
($ in millions)
2011 2012
Cash Flow From Operations $ 142 $ 100-110
Cap Ex 44 40-45
Debt  repayments 38 34
Cash Flow, Net 60 26-31
Beginning Cash 120
Acquisitions (132)
End Cash $   48

Guidance
Calendar Year 2012
Net revenue: $1.475 - $1.525 billion
EPS: $0.95 - $1.10
Diluted shares: 30.2 million
1
2
1
Guidance excludes the effects of the following: any future acquisitions, if any are made; effects of any share repurchases; non-recurring costs (i.e. certain items) that may be incurred during the year and the impact of any future Medicare rate changes.
2
Provided as of the date of our form 8-K filed with the Securities and Exchange Commission on May 8, 2012.

Investment Rationale
•
Favorable demographic trends
•
IT infrastructure/scalability
•
Clinical quality and innovation
•
Strong liquidity and capital position
•
Market share capture opportunities
30
Efficient Core
Business
Care Mgmt
Solutions

Contact Information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office: 225.299.3391
Fax: 225.298.6435
kevin.leblanc@amedisys.com
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